U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (date of earliest event reported): November 30, 2004




                         Commission file number 0-26013




                       MULTI-LINK TELECOMMUNICATIONS, INC.
                  ---------------------------------------------
                      (Exact name of small business issuer
                          as specified in its charter)




         Colorado                                84-1334687
------------------------------------         ---------------------------------
(State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or organization)




                 4704 Harlan Street, Suite 420, Denver, CO 80212
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (303) 380 1641
                                 --------------
                           (Issuer's telephone number)




                                 Not Applicable
                                 ---------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)

SECTION I - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         None

ITEM 1.01         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         None

ITEM 1.03         BANKRUPTCY OR RECEIVERSHIP

         None


SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         None

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         None

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         None

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

         None

ITEM 2.05         COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

         None

ITEM 2.06         MATERIAL IMPAIRMENTS

         None


SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

         None

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         None

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

         None


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01         CHANGES IN REGISTRANTS CERTIFYING ACCOUNTATNT

         On November 30, 2004 Multi-Link Telecommunications, Inc. (the "Company") engaged Michael Johnson & Co., LLC as its principal accountant and independent auditor for the fiscal year ended September 30, 2004 and simultaneously dismissed James E. Scheifley & Associates P.C. its former accountant. The Board of Directors approved this decision in a meeting on December 1, 2004.

         The report of James E. Scheifley & Associates P.C. for the fiscal years ended 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting policy.

         During the Company's fiscal years ended 2003 and 2002 and subsequent interim periods through June 30, 2004 there were no disagreements with of James
E. Scheifley & Associates P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure. Further, there were no reportable events during any of those periods.

         The Company has requested James E. Scheifley & Associates P.C. to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letters received by the Company from James E. Scheifley & Associates P.C. with respect to the Company's request have been attached and filed with this report as Exhibits 16.1, 16.2, and 23.

         During the fiscal years 2003 and 2002 and all subsequent periods the Company has not consulted Michael Johnson & Co., LLC regarding any matter requiring disclosure in this form 8-K.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         None


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT

         None

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         None

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
FISCAL YEAR

         None

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS

         None

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF PROVISION OF THE CODE OF ETHICS

         None

SECTION 6 - [RESERVED]

SECTION 7 - REGULATION FD DISCLOSURE

         None

SECTION 8 - OTHER EVENTS

ITEM 8.01         OTHER EVENTS

         None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (A)      Financial Statements

                  None

         (B)      Exhibits

                  16.1     Confirmation of James E. Scheifley & Associates P.C.
                  16.2     Resignation of James E. Scheifley & Associates P.C.
                  23       Approval of James E. Scheifley & Associates P.C.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MULTI-LINK TELECOMMUNICATIONS, INC.
Date: December 2, 2004                    By: /s/ David J. Cutler
                                              -------------------
                                          David J. Cutler,
                                          Chief Executive Officer
                                          Chief Financial Officer